UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4632

The European Equity Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. is a non-diversified, actively-managed closed-end Fund listed on the New York Stock Exchange with the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-GERMANY (in the U.S.) or 212-454-6266 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.eeafund.com

There are three closed-end Funds investing in European equities managed by wholly-owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.—investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 212-454-6266 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

The European

Equity Fund, Inc.

Semi-Annual Report

June 30, 2007

20957

The European
Equity Fund, Inc.

LETTER TO THE SHAREHOLDERS

Among the major regions globally, European equity markets continued to lead performance again in the second quarter of 2007. After an uninterrupted rise in April and May, equity markets consolidated their gains in June in more volatile trading as the debate over rising bond yields took center stage and subprime fears gained momentum. The factors that have been supportive of equities for some time remained the same: a buoyant corporate sector with positive earnings revisions, heightened merger and acquisition (M&A) activity including the urgency of private equity firms to put their inflows to work and overall favorable macroeconomic data. Sector performance in the second quarter reflected the unabated dynamism of the global industrial spending cycle, of which Europe is a major beneficiary: materials, industrials and technology performed best alongside a rebounding energy sector while healthcare, financials and consumer stocks underperform ed. In style terms, small- and mid-cap stocks lagged large-caps in the quarter, possibly signaling the break of a multi-year outperformance trend. The performance pattern of growth versus value stocks remained unclear as growth stocks underperformed in the second quarter yet still beat value stocks for the first half of this year. Within Europe, the Fund's focus markets of the European Monetary Union (EMU) were comparatively strong again. Besides Germany, France and the Netherlands were the best markets in the quarter, while Italy, Spain and Ireland underperformed. Outside the EMU, the Scandinavian markets gained above average while the more defensive United Kingdom and Swiss markets failed to catch up with the European market as a whole.

For the six months ended June 30, 2007, the European Equity Fund's total return was 11.22% based on net asset value and 8.70% based on share price. During the same period, the total return of the Fund's benchmark, the MSCI EMU, was 14.63%.1

On a country level, there has been little change during the second quarter. Austria is still the largest overweight, followed by Greece.2 At 22% of total assets, the Fund's position in German equities has remained the same weight as its benchmark. The most preferred ex-benchmark country again is the UK, followed by our long-standing favorites, Switzerland, Norway and Sweden as well as Denmark now, where we added a mid-cap stock to the Fund's portfolio. Spain continues to be one of the biggest underweights together with the Netherlands and France, where we sold several stocks during the period.

From a sector perspective, there has been one major change in the Fund's positioning over the second quarter: the financial sector, which at the end of the last quarter was neutral versus the benchmark, has become the biggest underweight due to interest rate concerns. The consumer discretionary and staples sectors as well as utilities and telecoms are pronounced underweights, too. Industrials and information technology combined remain the largest overweight in the Fund, reflecting the corporate spending theme. Another major overweight continues to be the health care sector. The relative performance of the Fund was predominantly attributable to stock selection effects. The underweight in Spain was the largest positive contributor from a country allocation perspective while the positions in the UK detracted from performance in total. Regarding the sector positioning of the Fund, positive results were contributed by the overweight in industrial s whereas the overweight in health care dented relative performance in the quarter. On a single-stock basis the single largest negative contributor was Banca Italease, an Italian leasing company now trading at book value following problems in its derivatives portfolio. Other major negative contributions in the quarter resulted from the positions in Anglo Irish Bank, which traded lower on property market concerns; Air Berlin, which was added during the period, declined on news that the company incurred a higher than expected loss in the first quarter; and C&C Group, which suffered from weather concerns. On the other hand, our positions in Société Generale, Vallourec and Siemens delivered the largest positive contribution.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.germanyfund.com

LETTER TO THE SHAREHOLDERS (continued)

We added three new stocks: German carrier Air Berlin, Italian Prysmian, a leading producer and supplier of cables for applications in the energy and telecommunications industry, and Danish stone wool producer Rockwool, which we believe could benefit from increased demand for insulation products in buildings on the back of regulation-induced measures to improve energy efficiency. We sold Zodiac, the aerospace supplier, and pipe producer Vallourec. The overweight in the technology sector is barely changed though we cut the Fund's position in SAP, the world's largest business software company, to neutral and recycled the proceeds into German United Internet for its strong DSL net addition growth prospects. In the healthcare sector the Fund's overweight was slightly reduced: we sold Merck KGaA and reduced the Fund's position in French pharmaceutical company Sanofi-Aventis following negative news regarding the US approval of Acomplia. In the ener gy sector we sold the Fund's position in Norwegian Acergy and increased our weightings in Norwegian Statoil and French Total, which is now a neutral holding. In the financial sector, we cut the Fund's weightings in UK financials by selling Barclays, where a possible ABN Amro merger was causing uncertainties, and Prudential PLC, after break-up speculation boosted the stock price. Diminishing the Fund's risk exposure in terms of rising interest rates, we reduced the Fund's overweight in Anglo Irish Bank as well as Hypo Real Estate. After M&A rumours had driven Société Generale to our price target, we took profits and reduced our overweight. On the other hand, we established a new position in Spanish BBVA as well as Bank of Ireland, as the companies offered attractive valuation levels. In the materials sector, the Fund retains an underweight position and took some profits in Belgian Umicore, the material sciences company benefiting from increased demand for clean diesel technology. Within the underweighted consumer sectors, we invested in British Home Retail Group, an operator of home and general merchandise retail stores providing strong brands, low debt and good cash flows. In line with the Fund's tilt towards growth stocks, we continue to have an underweight stance in utilities and telecoms. We sold French telecom operator Neuf Cegetel, after reaching our price target. After the Endesa take-over bid fell through- a positive outcome for shareholders- we made our position in E.ON an overweight.

The Fund's discount to net asset value averaged 7.47% for the six months ending June 30, 2007, compared with 9.91% for the same period last year.

Following the Interview with the Lead Portfolio Manager, which was conducted at the end of June 2007, there have been some notable market developments. We will address these developments in the next reporting period.

1  The MSCI-EMU Index is an unmanaged capitalization weighted index that is comprised of more than 300 stocks of companies domiciled in the countries utilizing the Euro currency. MSCI indices are calculated using closing local market prices and converted to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2  "Overweight" means the Fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the Fund holds a lower weighting.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.newgermanyfund.com

FUND HISTORY AS OF JUNE 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.germanyfund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the six months period June 30,		For the years ended December 31,
	2007(b)		2006		2005		2004		2003		2002
Net Asset Value(a)	11.22%		34.01%		7.17%		12.58%		59.62%		(34.43)%
Market Value(a)	8.70%		42.35%		9.66%		7.25%		68.81%		(35.76)%
Benchmark	14.63	%(1)	36.29	%(1)	8.41	%(2)	15.91	%(3)	65.16	%(3)	(34.14	)%(3)

  (a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  (b)  Total returns shown for the six month period are not annualized.

  (1)  Represents MSCI-EMU Index**.

  (2)  Represents DAX Index* for 1/1/05–10/31/05 and MSCI-EMU** for 11/1/05–12/31/05.

  (3)  Represents DAX Index*.

  *  DAX Index is a total rate of return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange.

  **  MSCI-EMU Index is an unmanaged capitalization-weighted index that is comprised of more than 300 stocks of companies domiciled in the 12 countries utilizing the Euro currency.

Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

On October 27, 2005, the Fund adopted its current name and investment policies. Prior to that date the Fund was known as The Germany Fund and its objective was to seek long-term capital appreciation primarily through investments in German equities.

Investments in funds involve risk including the loss of principal.

This Fund is not diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the Euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Closed-end funds, unlike open-end funds, are not continuously offered. Shares, once issued, are traded in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund has elected to not be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz). As a result German investors in the Fund may be subject to less favorable lump-sum taxation under German law.

FUND HISTORY AS OF JUNE 30, 2007 (continued)

STATISTICS:

Net Assets	$166,998,608
Shares Outstanding	11,821,544
NAV Per Share	$14.13

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	LT Capital Gains	Total
05/03/07	05/15/07	$0.250	$—	$0.250
12/21/06	12/28/06	$0.290	$—	$0.290
05/05/06	05/15/06	$0.090	$—	$0.090
12/22/05	12/30/05	$0.060	$—	$0.060
12/22/04	12/31/04	$0.025	$—	$0.025
05/06/04	05/14/04	$0.039	$—	$0.039
11/19/02	11/29/02	$0.010	$—	$0.010
11/19/01	11/29/01	$0.060	$—	$0.060
09/03/01	09/17/01	—	$0.020	$0.020
11/20/00	11/29/00	—	$2.180	$2.180
09/01/00	09/15/00	$0.190	$0.120	$0.310

OTHER INFORMATION:

NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/07)*	1.41%

*  Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

PORTFOLIO BY MARKET SECTOR AS OF JUNE 30, 2007 (As a % of Portfolio's Assets)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2007 (As a % of Portfolio's Assets)

1.	Axa	4.4
2.	Siemens	4.1
3.	Total	3.5
4.	Intesa Sanpaolo	3.3
5.	E.ON	3.2
6.	KBC Groep	3.0
7.	St. Gobain	2.8
8.	Banco Bilbao Vizcaya Argentaria	2.7
9.	Telefonica	2.7
10.	Vinci	2.5

Portfolio by Market Sector and 10 Largest Equity Holdings are subject to change.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — RALF OBERBANNSCHEIDT

Question: How has the weaker US dollar impacted companies in Europe?

Answer: The euro has strengthened on the belief that the economies in Europe are turning around and that interest rates will increase further. The impact of this change is something we monitor on a company-by-company level: what is the exposure to exchange rates between the US dollar, euro and yen? Most companies in Europe are increasingly global companies. In Germany, for instance, many blue-chip companies have as much as 60% of their business (in terms of revenues and profits) outside of Europe. As part of our focused bottom-up investment approach, we talk to management to understand where the risks lie within their businesses and divisions and in terms of their competitive position. In addition, companies are becoming more savvy in currency risk management and there are more financial instruments available to hedge not just for a few months, but for a co uple of years.

Question: The fund shifted its position in the financials sector from neutral to underweight during the first half of 2007. What is the rationale for this shift? Have there been any other shifts in the funds investments?

Answer: On an absolute basis, the financials sector is the largest weight in both the benchmark and the fund. We believe that there are a number of interesting investment opportunities within the European financials sector. For example, many of these banks are exposed to the rapid growth of Eastern Europe. In addition, there has been merger activity, especially in Italy, which often results in synergies and is really about the restructuring of a whole industry. However, we decided to take a more cautious approach to the fund's position in this sector, which is facing higher bond yields and further interest rate concerns. While reducing our weightings in United Kingdom financials and diminishing our risk exposure in terms of rising interest rates, we established new positions in Spanish and Irish companies that offered attractive valuation levels after share prices fell amidst crises in the domestic real estate markets. Additional financial stocks in the fund include smaller-cap companies that exhibit particularly strong growth characteristics such as Austrian insurance companies with significant Eastern European exposure and Greek companies benefiting from the buoyant growth dynamics in the region. As far as other shifts in the fund's investments, climate change and energy efficiency is a new theme that we implemented over the last quarter. We have identified two key areas within the fairly broad climate change theme that we consider to provide the best investment opportunities: alternative energy industry and companies whose products and services improve energy efficiency. In the fund we focus on the latter for the time being as the related stocks tend to be more attractively valued and enjoy lower volatility than alternative energy stocks.

Question: What has been driving the recent pick-up in merger and acquisition (M&A) activity and how is it impacting stock markets in Europe?

Answer: Right now, investors are placing a premium on companies that grow via acquisition, achieving larger scale or synergies, and companies have the cash on their balance sheets to go out and find these opportunities. Germany has not seen that many large mergers and acquisitions, while there have been a sizeable number of deals in France and the UK. In other words, M&A activity is yet another area (along with economics and stock market performance) where we see variations across Europe. It is not clear why M&A activity has lagged in Germany, because German corporate governance would not necessarily impede any transaction. We expect to see a continuation of the M&A trend in Europe and expect that Germany will also see the effects of this trend. But this is not the basis for our investment process. Portfolio management should not unduly emphasiz e buying stocks for takeover speculation and premiums. However, there are several examples this year of how stocks can react (or over-react) to speculation about takeovers, so we cannot ignore the news flow on potential M&A deals. We continue to invest in solid companies with solid balance sheets and good growth stories, but we also look at how valuations are impacted by M&A speculation across the target's peer group.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

ECONOMIC OUTLOOK

The rise in bond yields in early June added to the uncertainty about the direction of interest rates and the implication for stock markets has become the primary focus of investors right now. Arguably, it is not so much inflation fears, but rather the realization that economic growth is stronger than expected globally that drove the move. In our view, while the direction of real interest rates is relevant as a determinant for the valuation multiple of equities, the strength in earnings growth should be more important given the relative valuation cushion equities still enjoy versus other asset classes, notably bonds. On the growth prospects for earnings, however, we are not too worried as our optimistic view of a benign business environment against a globally robust economic backdrop still holds: the US economy is moving along in a moderate slow-down with a rising prospect of re-accelerating growth later in the year while Europe's growth dyna mics continue to surprise investors.

That said, we would expect to see higher volatility levels in stock markets going forward as the cycle is getting more mature and uncertainties grow larger. In particular, the market continues to closely monitor developments in the subprime mortgage market for signs of any spillover to other segments of the economy. Europe and, in particular, the Eurozone1 should continue to lead developed equity market performance as economic data points remain benign and upward earnings revisions appear to sustain their momentum, suggesting that low double-digit earnings growth in 2007 is not unrealistic. Important risk factors we watch for European equities are the weakening trend of the US dollar and signs of inflationary pressure.

Eurozone consumer confidence remains at robust levels, with German and French consumers in especially good shape, whereas Italian consumer sentiment has failed to show any rebound from the 2003/2004 lows. Business confidence across the Eurozone is strong. The German IFO index is hovering in an area consistent with 7-8% annual growth in industrial output. The appreciation of the euro has been weathered well by the German business sector, while French and Italian companies have found the currency impact more challenging. The European Central Bank (ECB) raised interest rates twice during the first half of 2007, ending June at 4.0%. Inflation is stable at 1.9%, in line with the ECB's definition of price stability.

1  The Eurozone refers to the European Union member states that have adopted the euro currency union.

The sources, opinions and forecasts expressed are as of the date of this report. There is no guarantee that the views, opinions and forecasts expressed herein will come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation for any specific security. Past performance does not guarantee future results.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMAN SECURITIES – 22.6%
	COMMON STOCKS – 21.5%
	AIRLINES – 0.8%
60,000	Air Berlin*	$1,282,610
	AUTOMOBILES – 3.5%
25,000	Bayerische Motoren Werke (BMW)	1,620,818
17,000	Continental*	2,397,608
20,000	DaimlerChrysler†	1,852,479
		5,870,905
	BUILDING PRODUCTS – 1.6%
40,000	Demag Cranes	2,671,091
	ELECTRIC UTILITIES – 3.2%
32,000	E.ON†	5,370,919
	ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.9%
34,000	Wincor Nixdorf†	3,158,855
	INDUSTRIAL CONGLOMERATES – 4.2%
47,500	Siemens†	6,835,826
	INDUSTRIAL GASES – 2.1%
29,000	Linde†	3,495,173
	IT SERVICES – 1.1%
85,000	United Internet	1,775,708
	PHARMACEUTICALS – 1.1%
30,000	Stada Arzneimittel	1,913,787
	REAL ESTATE – 1.1%
29,500	Hypo Real Estate Holding†	1,912,565
	SOFTWARE – 0.9%
30,000	SAP†	1,542,292
	Total Common Stocks (cost $21,306,076)	35,829,731
	PREFERRED STOCKS – 1.1%
	HEALTHCARE PROVIDERS & SERVICES – 1.1%
24,000	Fresenius*† (Cost $783,786)	1,826,281
	Total Investments in German Securities (cost $22,089,862)	37,656,012

Shares	Description	Value(a)
INVESTMENTS IN AUSTRIAN COMMON STOCKS – 4.8%
	COMMERCIAL BANKS – 0.9%
21,750	Wiener Staedt Verssicherungen	$1,550,799
	CONSTRUCTION MATERIALS – 1.7%
38,300	Wienerberger	2,829,102
	INSURANCE – 1.0%
50,000	Uniqa Versicherungen†	1,682,598
	OIL, GAS & CONSUMABLE FUELS – 1.2%
30,000	OMV*	2,004,939
	Total Investments in Austrian Common Stocks (cost $5,843,437)	8,067,438
INVESTMENTS IN DANISH COMMON STOCKS – 1.4%
	BUILDING PRODUCTS – 1.4%
7,500	Rockwood International (cost $2,126,622)	2,293,183
INVESTMENTS IN DUTCH COMMON STOCKS – 3.0%
	BEVERAGES – 1.1%
31,000	Heineken Holdings	1,820,596
	DIVERSIFIED FINANCIAL SERVICES – 1.9%
70,000	ING Groep	3,099,573
	FOOD & STAPLES RETAILING – 0.0%
158	Numico	8,218
	Total Investments in Dutch Common Stocks (cost $4,581,360)	4,928,387
INVESTMENTS IN FRENCH COMMON STOCKS – 23.7%
	BUILDING PRODUCTS – 2.8%
41,000	St. Gobain	4,615,897

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (unaudited) (continued)

Shares	Description	Value(a)
	CONSTRUCTION MATERIALS – 2.4%
54,000	Vinci	$4,045,691
	FOOD & STAPLES RETAILING – 1.2%
25,000	Groupe Danone	2,026,275
	ENERGY EQUIPMENT & SERVICES – 1.2%
8,000	Generale de Geophysique*	2,008,747
	INDUSTRIAL CONGLOMERATES – 1.7%
20,000	Neopost	2,930,638
	INSURANCE – 4.4%
170,100	AXA	7,352,794
	NATIONAL COMMERCIAL BANKS – 1.6%
14,000	Societe Generale	2,600,087
	OIL, GAS & CONSUMABLE FUELS – 3.5%
71,600	Total	5,826,458
	PHARMACEUTICALS – 1.6%
33,000	Sanofi-Aventis	2,678,248
	SPECIALTY RETAIL – 1.5%
20,700	Essilor International	2,470,231
	TEXTILES, APPAREL & LUXURY GOODS – 1.8%
26,000	LVMH Moet Hennessy Louis Vuitton	3,003,344
	Total Investments in French Common Stocks (cost $31,013,057)	39,558,410
INVESTMENTS IN SWEDISH COMMON STOCKS – 0.9%
	COMMUNICATIONS EQUIPMENT – 0.9%
390,000	Ericsson (cost $1,274,447)	1,561,251

Shares	Description	Value(a)
INVESTMENTS IN ITALIAN COMMON STOCKS – 8.4%
	COMMERCIAL BANKS – 4.2%
730,000	Intesa Sanpaolo	$5,451,430
60,000	Banca Italease	1,614,808
		7,066,238
	DIVERSIFIED TELECOMMUNICATION SERVICES – 0.9%
60,000	Prysmian Spa*	1,455,191
	ENERGY EQUIPMENT & SERVICES – 0.9%
43,000	Saipem	1,472,584
	HEALTH CARE PROVIDERS & SERVICES – 0.9%
170,000	Amplifon	1,416,435
	INSURANCE – 1.5%
150,000	Ergo Previdenza S.p.A.†	932,282
190,000	Mediolanum†	1,585,640
		2,517,922
	Total Investments in Italian Common Stocks (cost $10,383,158)	13,928,370
INVESTMENTS IN SWISS COMMON STOCKS – 4.0%
	CHEMICALS – 1.2%
15,000	Lonza GRP	1,377,876
	DIVERSIFIED CONSUMER SERVICES – 1.7%
1,400	SGS	1,658,346
	TEXTILES, APPAREL & LUXURY GOODS – 1.1%
55,000	Compagnie Financiere Richemont	3,297,846
	Total Investments in Swiss Common Stocks (cost $5,192,586)	6,334,068

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN FINNISH COMMON STOCKS – 3.7%
	DIVERSIFIED TELECOMMUNICATION SERVICES – 1.0%
70,000	Nokia	$1,967,128
	ELECTRIC UTILITIES – 1.7%
92,000	Fortum*	2,881,051
	PAPER & FOREST PRODUCTS – 1.0%
31,000	Metso*	1,834,410
	Total Investments in Finnish Common Stocks (cost $4,857,118)	6,682,589
INVESTMENTS IN SPANISH COMMON STOCKS – 6.7%
	COMMERCIAL BANKS – 2.7%
185,000	Banco Bilbao Vizcaya Argentaria	4,546,797
	COMMUNICATIONS EQUIPMENT – 1.3%
85,000	Indra Sistemas*	2,125,800
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.7%
200,000	Telefonica	4,467,123
	Total Investments in Spanish Common Stocks (cost $9,644,672)	11,139,720
INVESTMENTS IN NORWEGIAN COMMON STOCKS – 1.9%
	OIL, GAS & CONSUMABLE FUELS – 1.9%
104,000	Statoil (cost $2,434,724)	3,229,759
INVESTMENTS IN BELGIAN COMMON STOCKS – 4.0%
	COMMERCIAL BANKS – 3.0%
37,000	KBC Groep	4,997,479

Shares	Description	Value(a)
	METALS & MINING – 1.0%
8,000	Umicore	$1,742,232
	Total Investments in Belgian Common Stocks
	(cost $5,265,048)	6,739,711
INVESTMENTS IN GREEK COMMON STOCKS – 4.6%
	COMMERCIAL BANKS – 1.2%
61,920	EFG Eurobank*	2,023,526
	DIVERSIFIED FINANCIAL SERVICES – 1.3%
85,000	Hellenic Exchanges	2,226,809
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.1%
110,000	Hellenic Telecommunications Organization*	3,401,658
	Total Investments in Greek Common Stocks
	(cost $5,022,010)	7,651,993
INVESTMENTS IN IRISH COMMON STOCKS – 5.0%
	COMMERCIAL BANKS – 3.1%
118,000	Anglo Irish Bank Corp	2,406,143
140,000	Bank of Ireland	2,824,497
		5,230,640
	CONSTRUCTION MATERIALS – 1.0%
60,000	Kingspan Group PLC	1,682,058
	FOOD & STAPLES RETAILING – 0.9%
110,000	C&C Group PLC	1,527,775
	Total Investments in Irish Common Stocks (cost $7,755,811)	8,440,473
INVESTMENTS IN UNITED KINGDOM COMMON STOCKS – 4.0%
	BEVERAGES – 1.2%
100,000	Diageo PLC	2,080,118

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS — JUNE 30, 2007 (unaudited) (continued)

Shares	Description	Value(a)
	CONSTRUCTION MATERIALS – 1.0%
60,000	SIG PLC	$1,598,301
	MEDIA – 0.8%
500,000	Aegis Group	1,379,056
	TEXTILES, APPAREL & LUXURY GOODS – 1.0%
180,000	Home Retail Group	1,657,275
	Total Investments in United Kingdom Common Stocks (cost $6,454,292)	6,714,750
	Total Investments in Common and Preferred Stocks – (cost $123,938,204)	164,926,113
SECURITIES LENDING COLLATERAL – 20.0%
33,343,267	Daily Assets Fund Institutional, 5.36%†† (cost $33,343,267)	33,343,267
	Total Investments – 118.7% (cost $157,281,471)	198,269,380
	Liabilities in excess of cash and other assets – (18.7%)	(31,270,772)
	NET ASSETS–100.0%	$166,998,608

*  Non-income producing security.

†  All or a portion of these securities were on loan. The value of all securities loaned at June 30, 2007 amounted to $31,933,938 which is 19.1% of the net assets.

††  Represents collateral held in connection with securities lending. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management America Inc. The rate shown is the annualized seven-day yield at period end.

(a)  Values stated in US dollars.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 (unaudited)

ASSETS
Investments in securities, at value, (cost $123,938,204) — including $31,933,938 of securities loaned	$164,926,113
Investment in Daily Assets Fund Institutional (cost $33,343,267)*	33,343,267
Cash and foreign currency (cost $3,588,127)	3,610,883
Receivable for investments sold	1,284,906
Dividends receivable	260,178
Interest receivable	7,169
Foreign withholding tax refund receivable	65,613
Other assets	47,077
Total assets	203,545,206
LIABILITIES
Payable upon return of securities loaned	33,343,267
Payable for securities purchased	2,731,062
Management fee payable	77,183
Investment advisory fee payable	41,222
Payable for Directors' fees and expenses	23,660
Other accrued expenses and payables	330,204
Total liabilities	36,546,598
Net assets, at value	$166,998,608
NET ASSETS
Net assets consist of:
Paid-in capital $.001 par (Authorized 80,000,000)	$162,120,636
Cost of 5,027,732 shares held in Treasury	(41,153,504)
Distribution in excess of net investment income	(1,572,897)
Net unrealized appreciation of investments and foreign currency transactions	41,006,912
Accumulated net realized gain on investments and foreign currency transactions	6,597,461
Net assets, at value	$166,998,608
Net asset value per share ($166,998,608 ÷ 11,821,544 shares of common stock issues and outstanding)	$14.13

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENT OF OPERATIONS (unaudited)

For the six months ended June 30, 2007
NET INVESTMENT INCOME
Investment Income
Dividends (net of foreign withholding taxes of $480,322)	$3,052,389
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	204,978
Interest	45,110
Total investment income	3,302,477
Expenses:
Management fee	461,805
Investment advisory fee	248,230
Custodian fee	55,310
Services to shareholders	15,496
Audit fee	29,360
Legal fees	104,580
Directors' fees and expenses	61,505
Reports to shareholders and shareholder meeting	82,485
NYSE listing fee	13,065
Insurance	7,665
Miscellaneous	59,517
Total expenses before custody credits	1,139,018
Less: custody credits*	(746)
Net expenses	1,138,272
Net investment income	2,164,205
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	13,424,037
Foreign currency transactions	34,557
Net unrealized appreciation (depreciation) during the year on:
Investments	1,331,614
Translations of other assets and liabilites from foreign currency	13,643
Net gain (loss) on investment and foreign currency transactions	14,803,851
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$16,968,056

*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at the custodian.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2007 (unaudited)	For the year ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$2,164,205	$1,215,869
Net realized gain (loss) on:
Investments	13,424,037	16,412,268
Foreign currency transactions	34,557	2,443,603
Net unrealized appreciation (depreciation) on
Investments	1,331,614	19,797,560
Translation of other assets and liabilities from foreign currency	13,643	12,952
Net increase (decrease) in net assets resulting from operations	16,968,056	39,882,252
Distributions to shareholders:
From net investment income	(2,955,386)	(4,493,127)
Fund share transactions:
Cost of shares repurchased (0 and 10,450 shares, respectively)	—	(103,611)
Net increase (decrease) in net assets from capital share transactions	—	(103,611)
Increase (decrease) in net assets	14,012,670	35,285,514
Beginning of year	152,985,938	117,700,424
End of year (including distribution in excess of net income of $1,572,897 and $781,716, as of June 30, 2007 and December 31, 2006, respectively)	$166,998,608	$152,985,938

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended June 30,		For the years ended December 31,
	2007 (unaudited)		2006	2005	2004		2003	2002
Per share operating performance:
Net asset value:
Beginning of year	$12.94		$9.95	$9.35	$8.38		$5.25	$8.02
Net investment income (loss)	.18		.10	.06 (a)	(.01	)(a)	.02	—
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.26		3.27	.47	1.00		3.09	(2.78)
Increase (decrease) from investment operations	1.44		3.37	.53	.99		3.11	(2.78)
Increase resulting from share repurchases	—		.00 (b)	.01	.04		.02	.02
Distributions from net investment income	(.25)		(.38)	(.06)	(.06)		—	—
Distributions from net realized foreign currency gains	—		—	—	—		—	(.01)
Total distributions	(.25)		(.38)	(.06)	(.06)		—	(.01)
Increase resulting from tender offer	—		—	.12	—		—	—
Dilution in net asset value from dividend reinvestment	—		—	—	.00	(b)	—	—
Net asset value:
End of year	$14.13		$12.94	$9.95	$9.35		$8.38	$5.25
Market value:
End of year	$13.02		$12.20	$8.84	$8.11		$7.63	$4.52
Total investment return for the period†:
Based upon market value	8.70	%***	42.35%	9.66%	7.25%		68.81%	(35.76)%
Based upon net asset value	11.22	%***	34.01%	7.17%	12.58%		59.62%	(34.43)%
Ratio to average net assets:
Total expenses before custody credits*	1.41	%**	1.60%	1.74%	1.58%		1.77%	1.63%
Net investment income (loss)	1.36	%****	.89%	.70%	(.13)%		.29%	.03%
Portfolio turnover	29.57	%***	64%	107%	205%		287%	112%
Net assets at end of year (000's omitted)	$166,999		$152,986	$117,700	$140,037		$130,442	$84,809

  (a)  Based on average shares outstanding during the period.

  (b)  Amount is less than $.005 per share.

  †  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

  *  The custody credits are attributable to interest earned on U.S. cash balances. The ratio of total expenses after custody credits to average net assets are 1.41%, 1.59%, 1.73%, 1.57%, 1.77% and 1.63% for 2007, 2006, 2005, 2004, 2003 and 2002, respectively

  **  Annualized

  ***  Not Annualized

  ****  Not Annualized. The ratio for the six months ended June 30, 2007 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and on October 16, 1996 the Fund changed from a diversified to a non-diversified company.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 a.m., New York time.

In September 2006, The Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of June 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" to the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned security, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemp tive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management fee (.04% annual effective rate as of June 30, 2007) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent, and a portion of the interest that is paid to the borrower of the securities. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in Euros and other foreign currency amounts are translated into United States dollars at the 11:00 a.m. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective settlement dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (unaudited) (continued)

investments which are included in net realized and unrealized gains and losses on investments.

At June 30, 2007, the exchange rate was Euro .7405 to US $1.00.

Futures Contracts: A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The cost of investments at June 30, 2007 was $162,879,849 for United States Federal income tax purposes. Accordingly, as of June 30, 2007, net unrealized appreciation of investments aggregated $35,389,531, of which $39,734,352 and $4,344,821 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at December 31, 2006 of approximately $4,928,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until 12/31/2010, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

THE EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2007 (unaudited) (continued)

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $50 million, and .55% of such assets in excess of $50 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the period ended June 30, 2007, the combined fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of .89% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders, and selects brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

Effective February 1, 2007, DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Manager, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended June 30, 2007, the amount charged to the Fund by DWS-SISC aggregated $15,496, none of which is unpaid.

Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2007, Deutsche Bank AG and its affiliates did not receive brokerage commissions.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

On July 23, 2007, the Board approved the DWS Cash Management QP Trust (the "QP Trust") as the Fund's cash-sweep vehicle. The QP Trust is an affiliated unregistered fund managed by the Investment Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Investment Manager a management fee for the affiliated funds' investments in the QP Trust.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the period ended June 30, 2007 were $106,716,137 and $110,345,270, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL

During the period ended June 30, 2007 and the year ended December 31, 2006, the Fund purchased 0 and 10,450 of its shares of common stock on the open market at a total cost of $0 and $103,611, respectively. The weighted average discount of these purchased shares comparing the purchased price to the net asset value at the time of purchase was 0% and 10.0% respectively. These shares are held in treasury.

THE EUROPEAN EQUITY FUND, INC.
REPORT OF STOCKHOLDERS' MEETING (unaudited)

The Annual Meeting of Stockholders of The European Equity Fund, Inc. was held on June 25, 2007. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three Directors to serve a term of three years until their successors are elected and qualify.

	Number of Votes:
Director	For	Withheld
John A. Bult	9,245,824	230,328
Ambassador Richard R. Burt	8,992,596	483,557
Robert H. Wadsworth	9,242,813	233,340

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as independent auditors for the fiscal year ending December 31, 2007.

Number of Votes:
For	Against	Abstain
9,376,557	71,531	27,237

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies relating to its portfolio securities during the 12 month period ended June 30 is available on our web site — www.eeafund.com — (click on the "proxy voting record" link in the left hand tool bar) or on the SEC's web site at www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at 1-800-437-6269.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN

Brown Brothers Harriman & Co.

TRANSFER AGENT

DWS Scudder Investments Service Company

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

DR. FRIEDBERT MALT*

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

BRETT ROGERS

Chief Compliance Officer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

*  Dr. Malt was elected to Board on July 23, 2007.

49959 (8/07)

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

DWS Scudder Investments Service Company
210 W 10th Street 6th Floor
Attn Closed End Fund Area
Kansas City, MO 64105
Tel. 1-800-437-6269

This report, including the financial statements herein, is transmitted to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders, the interview with the Fund Portfolio Manager and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the DAX index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at:
www.eeafund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

January 1 through January 31	0	$0.0000	n/a	n/a
February 1 through February 28	0	$0.0000	n/a	n/a
March 1 through March 31	0	$0.0000	n/a	n/a
April 1 through April 30	0	$0.0000	n/a	n/a
May 1 through May 31	0	$0.0000	n/a	n/a
June 1 through June 30	0	$0.0000	n/a	n/a

Total	0	$0.0000	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The European Equity Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	August 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	August 24, 2007